Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2014-1

Final Pool as of the Cutoff Date

3/13/2014

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New	Used	Total
Aggregate Principal Balance (1)	$333,632,129.91	$457,947,859.48	$791,579,989.39
Number of Automobile Loan Contracts	12,871	24,481	37,352
Percent of Aggregate Principal Balance	42.15%	57.85%	100.00%
Average Principal Balance	$25,921.23	$18,706.26	$21,192.44
Range of Principal Balances	($401.73 to $80,327.16)	($282.67 to $75,075.30)	($282.67 to $80,327.16)
Weighted Average APR (1)	11.86%	14.58%	13.43%
Range of APRs	(1.75% to 24.00%)	(1.99% to 29.99%)	(1.75% to 29.99%)
Weighted Average Remaining Term	71	68	69
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)	(3 to 72 months)
Weighted Average Original Term	72	69	70
Range of Original Terms	(36 to 72 months)	(24 to 72 months)	(24 to 72 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

		% of Aggregate		% of Aggregate
	AmeriCredit Score (1)	Principal Balance (2)	Credit Bureau Score (3)	Principal Balance (2)
	Less than 215	13.19%
	215-224	14.84%	Less than 540	31.42%
	225-244	35.70%	540-599	48.86%
	245-259	20.28%	600-659	18.10%
	260 and greater	15.99%	660 and greater	1.62%

Weighted Average Score	238		563

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Automobile Receivables Trust 2014-1

Final Pool as of the Cutoff Date

3/13/2014

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

				% of Total Number
	Aggregate Principal	% of Aggregate	Number of Automobile	of Automobile
Distribution by APR	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)
1.000% to 1.999%	$24,575.96	0.00%	2	0.01%
2.000% to 2.999%	193,083.71	0.02%	6	0.02%
3.000% to 3.999%	705,511.81	0.09%	26	0.07%
4.000% to 4.999%	919,845.25	0.12%	36	0.10%
5.000% to 5.999%	1,820,819.34	0.23%	81	0.22%
6.000% to 6.999%	15,131,832.22	1.91%	565	1.51%
7.000% to 7.999%	16,092,037.41	2.03%	665	1.78%
8.000% to 8.999%	54,513,820.72	6.89%	2,060	5.52%
9.000% to 9.999%	61,123,288.39	7.72%	2,609	6.98%
10.000% to 10.999%	80,825,778.36	10.21%	3,398	9.10%
11.000% to 11.999%	100,668,368.93	12.72%	4,412	11.81%
12.000% to 12.999%	80,774,923.30	10.20%	3,680	9.85%
13.000% to 13.999%	64,977,135.64	8.21%	3,080	8.25%
14.000% to 14.999%	66,433,061.21	8.39%	3,237	8.67%
15.000% to 15.999%	56,454,870.17	7.13%	2,846	7.62%
16.000% to 16.999%	55,784,024.19	7.05%	2,914	7.80%
17.000% to 17.999%	45,936,847.01	5.80%	2,476	6.63%
18.000% to 18.999%	39,457,263.47	4.98%	2,186	5.85%
19.000% to 19.999%	19,834,363.50	2.51%	1,181	3.16%
20.000% to 20.999%	12,903,200.79	1.63%	773	2.07%
21.000% to 21.999%	8,586,662.95	1.08%	548	1.47%
22.000% to 22.999%	4,104,227.52	0.52%	266	0.71%
23.000% to 23.999%	2,717,746.49	0.34%	184	0.49%
24.000% to 24.999%	1,208,673.08	0.15%	90	0.24%
25.000% to 25.999%	262,919.34	0.03%	20	0.05%
26.000% to 26.999%	84,407.44	0.01%	7	0.02%
27.000% to 27.999%	29,388.30	0.00%	3	0.01%
28.000% to 28.999%	—	0.00%	0	0.00%
29.000% to 29.999%	11,312.89	0.00%	1	0.00%

TOTAL	$791,579,989.39	100.00%	37,352	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2014-1

Final Pool as of the Cutoff Date

3/13/2014

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Alabama	$14,614,496.68	1.85%	684	1.83%
Alaska	1,868,993.77	0.24%	80	0.21%
Arizona	18,570,991.10	2.35%	843	2.26%
Arkansas	9,157,643.34	1.16%	432	1.16%
California	63,853,756.09	8.07%	3,019	8.08%
Colorado	15,697,850.95	1.98%	752	2.01%
Connecticut	4,097,411.39	0.52%	219	0.59%
Delaware	3,054,001.30	0.39%	161	0.43%
District of Columbia	1,868,924.31	0.24%	89	0.24%
Florida	58,945,353.69	7.45%	2,978	7.97%
Georgia	32,580,135.33	4.12%	1,474	3.95%
Hawaii	3,336,036.53	0.42%	148	0.40%
Idaho	1,517,126.46	0.19%	80	0.21%
Illinois	27,556,379.85	3.48%	1,349	3.61%
Indiana	16,975,140.47	2.14%	871	2.33%
Iowa	3,763,466.59	0.48%	194	0.52%
Kansas	3,124,375.33	0.39%	153	0.41%
Kentucky	10,288,784.37	1.30%	530	1.42%
Louisiana	22,321,676.38	2.82%	926	2.48%
Maine	2,698,489.35	0.34%	150	0.40%
Maryland	19,982,029.67	2.52%	910	2.44%
Massachusetts	12,932,438.87	1.63%	687	1.84%
Michigan	17,956,895.76	2.27%	956	2.56%
Minnesota	7,196,504.42	0.91%	385	1.03%
Mississippi	12,526,832.41	1.58%	549	1.47%
Missouri	14,474,003.01	1.83%	745	1.99%
Montana	2,848,349.33	0.36%	120	0.32%
Nebraska	1,969,399.70	0.25%	107	0.29%
Nevada	7,607,512.20	0.96%	338	0.90%
New Hampshire	2,917,427.94	0.37%	170	0.46%
New Jersey	11,278,996.26	1.42%	571	1.53%
New Mexico	13,024,519.83	1.65%	556	1.49%
New York	16,450,288.16	2.08%	835	2.24%
North Carolina	25,311,440.57	3.20%	1,219	3.26%
North Dakota	1,996,001.94	0.25%	82	0.22%
Ohio	29,210,198.76	3.69%	1,555	4.16%
Oklahoma	11,582,142.29	1.46%	484	1.30%
Oregon	4,940,565.31	0.62%	281	0.75%
Pennsylvania	29,196,214.10	3.69%	1,545	4.14%
Rhode Island	1,880,703.95	0.24%	107	0.29%
South Carolina	12,684,222.49	1.60%	594	1.59%
South Dakota	1,232,659.42	0.16%	65	0.17%
Tennessee	16,095,041.47	2.03%	767	2.05%
Texas	146,781,160.14	18.54%	6,011	16.09%
Utah	4,719,228.95	0.60%	214	0.57%
Virginia	15,890,568.49	2.01%	750	2.01%
Washington	10,985,848.45	1.39%	527	1.41%
West Virginia	8,164,851.14	1.03%	371	0.99%
Wisconsin	10,477,709.65	1.32%	569	1.52%
Wyoming	2,370,644.12	0.30%	98	0.26%
Other (3)	1,004,557.31	0.13%	52	0.14%

TOTAL	$791,579,989.39	100.00%	37,352	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2014-1

Final Pool as of the Cutoff Date

3/13/2014

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

	Wholesale LTV (1) Range	% of Aggregate Principal Balance (2)(3)
	Less than 100%	24.97%
	100-109	23.13%
	110-119	24.61%
	120-129	18.08%
	130-139	7.99%
	140-149	1.14%
	150 and greater	0.09%

Weighted Average Wholesale LTV	110%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2014-1

Final Pool as of the Cutoff Date

3/13/2014

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
BMW	$9,236,494.86	1.17%	409	1.09%
Buick (3)	14,378,691.43	1.82%	622	1.67%
Cadillac (3)	12,212,270.47	1.54%	485	1.30%
Chevrolet (3)	238,708,773.90	30.16%	10,222	27.37%
Chrysler	18,491,010.78	2.34%	1,042	2.79%
Dodge	70,033,271.74	8.85%	3,226	8.64%
Ford	77,330,087.10	9.77%	3,752	10.04%
GMC (3)	36,899,324.54	4.66%	1,279	3.42%
Honda	25,693,509.32	3.25%	1,411	3.78%
Hyundai	34,724,257.20	4.39%	1,907	5.11%
Jeep	25,545,251.71	3.23%	1,181	3.16%
Kia	39,678,099.08	5.01%	2,058	5.51%
Mazda	11,004,099.42	1.39%	649	1.74%
Mercedes	10,763,869.86	1.36%	421	1.13%
Mitsubishi	8,317,925.72	1.05%	452	1.21%
Nissan	62,359,733.14	7.88%	3,230	8.65%
Toyota	43,743,505.29	5.53%	2,218	5.94%
Volkswagen	11,460,660.31	1.45%	663	1.78%
Other (4)	40,999,153.52	5.18%	2,125	5.69%

Total	$791,579,989.39	100.00%	37,352	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	The total Aggregate Principal Balance of all new GM vehicles is $174,561,636.80 or approximately 22% of the total pool.
(4)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$3,546,597.94	0.45%	165	0.44%
Full-Size Van/Truck	126,227,937.70	15.95%	4,249	11.38%
Full-Size SUV	38,648,442.35	4.88%	1,437	3.85%
Mid-Size Car	209,544,716.59	26.47%	10,606	28.39%
Mid-Size SUV	187,841,869.41	23.73%	8,717	23.34%
Economy/Compact Car	142,753,099.95	18.03%	8,142	21.80%
Compact Van/Truck	27,296,966.99	3.45%	1,450	3.88%
Sports Car	55,328,650.59	6.99%	2,570	6.88%
Segment Unavailable (4)	391,707.87	0.05%	16	0.04%

Total	$791,579,989.39	100.00%	37,352	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2014-1

Final Pool as of the Cutoff Date

3/13/2014

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$785,437,342.30	99.22%	36,842	98.63%
1	1,919,656.77	0.24%	87	0.23%
2+	4,222,990.32	0.53%	423	1.13%

Total	$791,579,989.39	100.00%	37,352	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$788,171,597.06	99.57%	36,981	99.01%
1	945,702.55	0.12%	67	0.18%
2+	2,462,689.78	0.31%	304	0.81%

Total	$791,579,989.39	100.00%	37,352	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$790,720,541.36	99.89%	37,234	99.68%
1	554,079.48	0.07%	74	0.20%
2+	305,368.55	0.04%	44	0.12%

Total	$791,579,989.39	100.00%	37,352	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.